Exhibit 10.8

Loan Nos. 07-0004261
07-0024261
07-0034261
07-0044261

CONSOLIDATED, AMENDED AND RESTATED
PROMISSORY NOTE

$64,692,111.67	December 29, 2006

1.    Promise to Pay.

        FOR VALUE RECEIVED, SKY HOLDINGS AZ LLC, TERRACE HOLDINGS AZ LLC, ENSIGN HIGHLAND LLC, VALLEY HEALTH HOLDINGS LLC, PLAZA HEALTH HOLDINGS LLC, RILLITO HOLDINGS LLC, MOUNTAINVIEW COMMUNITYCARE LLC, MEADOWBROOK HEALTH ASSOCIATES LLC, CEDAR AVENUE HOLDINGS LLC and GRANADA INVESTMENTS LLC, each a Nevada limited liability company (each a "Borrower" and collectively the "Borrowers"), whose address is 27101 Puerta Real, Suite 450, Mission Viejo, California 92691, promise to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, INC., a Delaware corporation, and its successors and assigns (in its individual capacity, "GECC", and as agent for Lenders (as defined below), "Agent"), the sum of Sixty Four Million Six Hundred Ninety Two Thousand One Hundred Eleven and 67/100th Dollars ($64,692,111.67), together with all other amounts added thereto pursuant to this Note or otherwise payable to GECC under the Loan Documents (as hereinafter defined), including, but not limited to, any Prepayment Premium as defined and set forth in the Loan Agreement (as hereinafter defined) (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, all payable in lawful money of the United States of America. Payments shall be made at the offices of Agent at GEMSA, File 59229, Los Angeles, California 90074-9229 (or such other address as Agent may hereafter designate in writing to Borrowers). Except as otherwise provided herein, capitalized terms used in this Note shall have the same meanings as are assigned to such terms in the Loan Agreement.

        This Note is secured by, among other things, those certain Security Documents encumbering, among other things, the Projects. This Note, the Security Documents, the Third Amended and Restated Loan Agreement of even date herewith among GECC and the other financial institutions who are or hereafter become parties to the Third Amended and Restated Loan Agreement (together with GECC, collectively or individually, as the context may require, "Lender"), Borrowers and Agent (as amended from time to time, the "Loan Agreement") and any other documents evidencing or securing the Loan or executed by any Person in connection therewith on or after the date hereof, and any modification, renewal or extension of any of the foregoing are collectively called the "Loan Documents". Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loan evidenced hereby is made and to be repaid.

2.    Payments.

        The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Payments will be applied in accordance with the term of the Loan Agreement. Borrowers may prepay this Note, if at all, only to the extent permitted by and in accordance with the provisions of the Loan Agreement, including the payment of any applicable Make Whole Breakage Amount and Prepayment Premium then due.

EXCEPT AS OTHERWISE EXPRESSLY PERMITTED IN THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, MAKERS HEREBY EXPRESSLY (A) WAIVE ANY RIGHTS THEY MAY HAVE UNDER LAW, PURSUANT TO CALIFORNIA CIVIL CODE SECTION 2954.10 OR OTHERWISE, TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE, AND (B) AGREE THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THIS NOTE IS MADE INCLUDING, WITHOUT LIMITATION, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY AGENT OR LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWERS, INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THE LOAN AGREEMENT, THEN BORROWERS SHALL BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT THE PREPAYMENT PREMIUM AND/OR THE MAKE WHOLE BREAKAGE AMOUNT, IF ANY, TO THE EXTENT REQUIRED UNDER THE LOAN AGREEMENT. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWERS HEREBY DECLARES THAT (1) LENDER'S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THIS NOTE AT INTEREST RATE AND FOR THE TERM SET FORTH IN THE LOAN AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY BORROWERS, AGENT AND LENDER, (2) BORROWERS ARE SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTORS WITH COMPETENT AND INDEPENDENT LEGAL COUNSEL, AND (3) BORROWERS FULLY UNDERSTAND THE EFFECT OF THIS WAIVER AND AGREEMENT.

INITIALS OF ALAN J. NORMAN ON BEHALF OF EACH BORROWER:

/s/ AN.

3.    Default.

        Upon and after the occurrence of any Event of Default, this Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

4.    APPLICABLE LAW; SEVERABILITY.

        THIS NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS NOTE SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINDER OF THIS NOTE, AND TO THIS END, THE PROVISIONS OF THIS NOTE ARE DECLARED TO BE SEVERABLE.

5.    Waiver.

        Each Borrower, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in my manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Agent. Each Borrower, for itself and all endorsers, guarantors and sureties of this Note, including but not limited to Guarantor and their respective heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Agent with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and their respective heirs, legal representatives, successors and assigns, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their heirs, legal representatives, successors and assigns, may become parties hereto without notice to Borrowers or to any endorser, guarantor or surety and without affecting the liability of any of them.

6.    Miscellaneous.

        6.1.    Amendments.

        This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Agent.

        6.2.    Lawful Rate of Interest.

        In no event whatsoever shall the amount of interest paid or agreed to be paid pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Agent or Lender shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Borrowers if such Loan has been paid in full. No Borrower, Guarantor or any other guarantor, endorser or surety nor any of their respective heirs, legal representatives, successors or assigns shall have any action against Agent or Lender for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

        Borrowers agree to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrowers, or any benefit received or to be received by Agent or Lender, in connection with this Note.

        6.3.    Captions.

        The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

        6.4.    Notices.

        Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

        6.5.    Joint and Several.

        The obligations of Borrowers under this Note shall be joint and several obligations of Borrowers and of each Borrower, if more than one, and of each Borrower's heirs, personal representatives, successors and assigns.

        6.6.    Time of Essence.

        Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

7.    Sale of Loan.

        Agent or Lender, at any time and without the consent of any Borrower, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the

Loan, this Note, the Security Documents and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.

8.    Amendment and Restatement.

        This Note is a consolidation, amendment and restatement of those certain notes made by Sky Holdings AZ LLC, Terrace Holdings AZ LLC, Ensign Highland LLC, Valley Health Holdings LLC, Plaza Health Holdings LLC, Rillito Holdings LLC, Mountainview Communitycare LLC and Meadowbrook Health Associates LLC in favor of GECC, dated as of June 30, 2006 in the aggregate face amount of $47,795,000 (the "Existing Notes") and is being delivered in full substitution for and replacement of the Existing Notes.

        IN WITNESS WHEREOF, Borrowers have executed this Senior Note or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

BORROWERS:
SKY HOLDINGS AZ LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President
TERRACE HOLDINGS AZ LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President
ENSIGN HIGHLAND LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President

(Signature Page to Consolidated, Amended and Restated Promissory Note)

VALLEY HEALTH HOLDINGS LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member and manager
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President
PLAZA HEALTH HOLDINGS LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member and manager
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President
RILLITO HOLDINGS LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President
MOUNTAINVIEW COMMUNITYCARE LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President

(Signature Page to Consolidated, Second Amended and Restated Promissory Note)

MEADOWBROOK. HEALTH ASSOCIATES LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President
CEDAR AVENUE HOLDINGS LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President
GRANADA INVESTMENTS LLC, a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its sole member
	By:	/s/ GREGORY K. STAPLEY
	Name:	Gregory K. Stapley
	Its:	Vice President

        GECC hereby consents and agrees to the terms of this Note.

GENERAL ELECTRIC CAPITAL CORPORATION a Delaware corporation
By:	/s/ JIM MCMAHON
Name:	Jim McMahon
Its:	Vice President & Duly Authorized Signatory

(Signature Page to Consolidated, Second Amended and Restated Promissory Note)